Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY
(PPG Industries, Inc. Stock Plan)

     I, JAMES G. BERGES, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, Charles E. Bunch, W. H. Hernandez, James C. Diggs and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Stock Plan.

     WITNESS my hand this 21st day of April, 2005.

/s/ James G. Berges

JAMES G. BERGES

Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY
(PPG Industries, Inc. Stock Plan)

     I, ERROLL B. DAVIS, JR., a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, Charles E. Bunch, W. H. Hernandez, James C. Diggs and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Stock Plan.

     WITNESS my hand this 21st day of April, 2005.

/s/ Erroll B. Davis, Jr.

ERROLL B. DAVIS, JR.

Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY
(PPG Industries, Inc. Stock Plan)

     I, VICTORIA F. HAYNES, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, Charles E. Bunch, W. H. Hernandez, James C. Diggs and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Stock Plan.

     WITNESS my hand this 21st day of April, 2005.

/s/ Victoria F. Haynes

VICTORIA F. HAYNES

Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY
(PPG Industries, Inc. Stock Plan)

     I, MICHELE J. HOOPER, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, Charles E. Bunch, W. H. Hernandez, James C. Diggs and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Stock Plan.

     WITNESS my hand this 20th day of April, 2005.

/s/ Michele J. Hooper

MICHELE J. HOOPER

Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY
(PPG Industries, Inc. Stock Plan)

     I, ROBERT MEHRABIAN, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, Charles E. Bunch, W. H. Hernandez, James C. Diggs and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Stock Plan.

     WITNESS my hand this 20th day of April, 2005.

/s/ Robert Mehrabian

ROBERT MEHRABIAN

Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY
(PPG Industries, Inc. Stock Plan)

     I, ROBERT RIPP, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, Charles E. Bunch, W. H. Hernandez, James C. Diggs and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Stock Plan.

     WITNESS my hand this 14th day of April, 2005.

/s/ Robert Ripp

ROBERT RIPP

Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY
(PPG Industries, Inc. Stock Plan)

     I, THOMAS J. USHER, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, Charles E. Bunch, W. H. Hernandez, James C. Diggs and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Stock Plan.

     WITNESS my hand this 21st day of April, 2005.

/s/ Thomas J. Usher

THOMAS J. USHER

Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY
(PPG Industries, Inc. Stock Plan)

     I, DAVID R. WHITWAM, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, Charles E. Bunch, W. H. Hernandez, James C. Diggs and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Stock Plan.

     WITNESS my hand this 21st day of April, 2005.

/s/ David R. Whitwam

DAVID R. WHITWAM